APPENDIX C
                            LOAN AGREEMENT

       This Loan Agreement dated as of the 15th day of May, 1998 by and between each party hereto making a loan pursuant to this Agreement (individually "each Lender" and collectively the "Lender") and World Wireless Communications, Inc., a Nevada corporation, having an address at 150 Wright Brothers Drive, Suite 560, Salt Lake City, Utah 84116 (the "Borrower").

       WHEREAS, each Lender is willing to lend to Borrower funds to enable Borrower to conduct its business operations; and

       WHEREAS, Borrower wishes to borrow funds from Lender in order to conduct such operations;

       NOW, THEREFORE, the parties agree as follows:

                              ARTICLE I

                             OBLIGATIONS
                             -----------

       1.1 Simultaneously with the execution and the delivery of this Agreement, Lender agrees to lend to Borrower the aggregate sum of $2,500,000, in the amounts set forth on the signature page hereto, which is to be used solely by Borrower in the operation of its business as determined by the Board of Directors of Borrower in accordance with the business plan previously delivered to Lender, which amount shall be repaid on May 15, 1999 (the "Loan").

       1.2 The Loan shall bear simple interest at the rate of 10% per annum payable quarterly as provided in, and shall include any additional expenses payable hereunder or under, the Note (as defined in Section 1.3 hereof).

       1.3 Simultaneously with the execution and delivery of this Agreement, Borrower shall deliver to each Lender an executed original of the note in the form of Exhibit A attached hereto for the amount loaned to Borrower by such Lender (the "Note").

       1.4 Simultaneously with the execution and the delivery of this Agreement, Borrower shall deliver to each Lender an executed original of the warrants in the form of Exhibit B attached hereto representing its pro rata share thereof in consideration for the amount loaned to Borrower by such Lender (the "Warrants").

       1.5 Simultaneously with the execution and the delivery of this Agreement, each Lender and Borrower will execute and deliver the Pledge/Security Agreement attached hereto as Exhibit C (the
"Pledge/Security Agreement").

       1.6 Simultaneously with the execution and the delivery of this Agreement, each Lender and Borrower will execute and deliver the Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Agreement").

       1.7 Simultaneously with the execution and the delivery of this Agreement, each Lender will execute and deliver the Pledgee
Representative Agreement attached to the Loan Agreement as Exhibit E.

                              ARTICLE II

            REPRESENTATIONS AND WARRANTIES OF EACH LENDER
            ---------------------------------------------

       Each Lender represents and warrants to Borrower that:

       2.1 Power and Authority. Each Lender which is a corporation, limited liability company or partnership is a duly organized, validly existing entity in good standing under the laws of its respective state of formation; each Lender has all requisite power and authority to carry on the business in which it is engaged; each owns its assets; and each has the power and authority to execute and deliver this Agreement and to perform all of its respective obligations hereunder.

	2.2 Authorization. This Agreement has been duly and validly authorized, executed and delivered by each of them; and this Agreement constitutes the valid and binding obligation of each and is enforceable against each in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      2.3 No Violations. Neither the execution and delivery of this Agreement, nor the performance of any of their respective obligations hereunder will violate (or, with the passage of time, will violate) any material term, covenant, condition, or provision of any contract (written or unwritten) or any document, certificate of incorporation, by-law, judgment, decree, order, or regulation of any court or governmental or regulatory authority by which any Lender is bound or subject.


       2.4 Brokers and Finders. Neither any Lender nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

                             ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF BORROWER
             ------------------------------------------

       3.1 Corporate Organization; Power and Authority. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which Borrower's failure to qualify to do business will have a material adverse effect on the business, prospects, operations, properties, assets or condition (financial or otherwise) of Borrower. The copies of the Certificate of Incorporation and By-Laws of Borrower heretofore delivered to Acquiror are complete and correct copies of such instruments as presently in effect.

       3.2  Authorization   Borrower has full corporate power and
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Borrower has taken all action required by law, Borrower's Certificate of Incorporation, its By-Laws or otherwise to be taken by them to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the issuance of the Notes and the Warrants, and this Agreement is a valid and binding agreement of Borrower enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights.

      3.3 No Violations. Neither the execution and delivery of this Agreement, nor the performance of any of their respective obligations hereunder will violate (or, with the passage of time, will violate) any material term, covenant, condition, or provision of any contract (written or unwritten) or any document, certificate of incorporation, by-law, judgment, decree, order, or regulation of any court or governmental or regulatory authority by which Borrower is bound or subject.

       3.4    Capitalization.   As of the date hereof, the
authorized capital stock of Borrower consisted of 50,000,000 shares of common stock, $.001 par value per share, of which 11,077,110 shares were issued and outstanding, and, 1,000,000 shares of preferred stock, par value $.001 per share, of which no shares were issued and outstanding. All issued and outstanding shares of capital stock of Borrower are validly issued, fully paid and nonassessable, and all securities of the Borrower have been issued in compliance with all applicable state and federal securities laws.
 As of the date hereof, Borrower had outstanding (a) securities convertible into or exchangeable for Borrower common stock, (b) options, warrants or other rights to purchase or subscribe for common stock or securities convertible into or exchangeable for common stock of Borrower, or (c) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any common stock of the Borrower, any such convertible or exchangeable securities or any such options, warrants or rights, totalling 1,327,495 shares.

       3.5    Financial Statements; SEC Filings.     (a) Borrower
has heretofore delivered to Lender an audited financial statement of the Company and its subsidiaries for the year ended December 31, 1997 (the "Financial Statement"). The Financial Statement and the notes thereto are true, complete and accurate and fairly present the assets, liabilities and financial condition of Borrower as at the date thereof, and such statement of income and the notes thereto are true, complete and accurate and fairly present the results of operations for the period therein referred to all in accordance with generally accepted accounting principles consistently applied throughout the period involved.
        (b) Borrower has heretofore delivered to each Lender a copy of its Prospectus dated February 17, 1998 filed with the Securities and Exchange Commission and its Special Financial Report filed pursuant to Section 15(d)-2 of the Securities Exchange Act of 1934, receipt of which is acknowledged.

       3.6 Title to Properties; Encumbrances. Borrower has good, valid and marketable title to all the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Financial Statement and all the properties and assets purchased by Borrower since the date of the Financial Statement. Except as set forth in the Financial Statement or reflected therein as a capital lease, all such properties and assets are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever, including, without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) liens shown on the Financial Statement as securing specified liabilities or obligations and liens incurred in connection with the purchase of property and/or assets, if such purchase was effected after the date of the Financial Statement, with respect to which no default exists;
(b) minor imperfections of title, if any, none of which is substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of Borrower and which have arisen only in the ordinary course of business and consistent with past practice since the date of the Financial Statement; and (c) liens for current taxes not yet due. With respect to the property and assets it leases, Borrower is in compliance with such leases, and Borrower holds valid leasehold interests in such property and assets free of any liens, encumbrances and security interests of any party other than the lessors of such property and assets.

       3.7 Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of Borrower, threatened against or involving Borrower, or which challenges the validity of this Agreement or any action taken or to be taken by Borrower pursuant to this Agreement or in connection with the transactions contemplated hereby; and Borrower does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

       3.8 Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be obtained or made by Borrower in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

       3.9 Brokers and Finders. Neither Borrower nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement, except for any liability which Borrower has to Bruce
D. Cowen and James Kelly relating thereto.

       3.10 Subsidiaries. Borrower does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or have any direct or indirect equity or ownership interest in any other business, except its wholly-owned subsidiaries and other entities listed in Section 3.10 of the Disclosure Schedule.

       3.11 Taxes. Borrower has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all the taxes and assessments levied upon it or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which Borrower has established adequate reserves. To the best of Borrower's knowledge, there are no tax examinations in progress involving Borrower for any fiscal period or periods, and no notice of any claim for taxes, whether pending or threatened, has been received, and no requests for waivers of the time to assess any such taxes are pending.

       3.12   Affiliate Transactions.      Except as set forth on
Section 3.12 of the Disclosure Schedule, Borrower is not party to any contract with any Affiliate of Borrower. "Affiliate" shall mean, with respect to Borrower, any person or entity that directly or indirectly controls, is controlled by, or is under common control with Borrower. For purposes of this definition, "control" of an entity shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such entity or (ii) direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise. Section 3.12 of the Disclosure Schedule sets forth a complete and accurate list of all of the Affiliates of Borrower.

                              ARTICLE IV

                       MISCELLANEOUS PROVISIONS
                       ------------------------

       4.1 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Borrower, World Wireless Communications, Inc., 150 Wright Brothers Drive, Suite 560, Salt Lake City, Utah 84116, with a copy to Law Offices of Stephen R. Field, 620 Fifth Avenue, New York, New York, Attn: Stephen R. Field, Esq.; and if to a Lender, at his or its address as set forth in the books and records of the Lender. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

       4.2 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Utah, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Salt Lake City, Utah or in the State of Colorado, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in Salt Lake City, Utah or in the State of Colorado in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

       4.3 Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

       4.4 Binding Effect; Assignability. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

       4.5 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

       4.6 Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

       4.7 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

       4.8 Amendments. This Agreement may not be amended except in a writing signed by all of the parties hereto.

       4.9 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the execution and the delivery of this Agreement until one year from the date hereof.

       4.11 Costs and Expenses. Upon Closing, Borrower shall pay or reimburse The McCloskey Trust for up to $2,500 of its costs and expenses incurred in entering into this transaction, including its reasonable attorneys fees, which amount may be deducted from the loan proceeds. After the Closing, in the event of any dispute arising under this Agreement, the prevailing party in such dispute shall be entitled to recover its costs and expenses, including attorneys fees, from the other.

       IN WITNESS WEREOF, each of the parties has signed this Agreement as of the date first written above.


                        WORLD WIRELESS COMMUNICATIONS, INC.


                  By:   /S/ David Singer
          		      ----------------------------
                        David Singer, President
                  BORROWER


LOAN AMOUNT       LENDER

  $1,100,000            THE McCLOSKEY TRUST
                        ----------------------------

                  By:   /S/  Thomas D. McCloskey, Jr.
       		      ------------------------------
			      Thomas D. McCloskey, Jr., Trustee


   $100,000		      DPM INVESTMENT CORP.
			      ------------------------------

 			 BY:  /S/Thomas D. McCloskey, Jr.
			      ------------------------------
                        Thomas D. McCloskey, Jr., Vice President


   $100,000  	      FRYING PAN PARTNERS, LLC.
			      ------------------------------

		       BY:  /S/  David L. Marrs
			      ------------------------------
				David L. Marrs, Member


   $750,000             KATHRYN R. BRAITHWAITE
				------------------------------

			BY:	/S/  Kathryn R. Braithwaite
				------------------------------
				Kathryn R. Braithwaite


   $200,000			CJL INVESTMENTS, LLC
				------------------------------

			BY:	/S/  John H. Perry, III
				------------------------------
				John H. Perry, III, Managing - Member



   $125,000			SCOTT W. RYAN
				------------------------------

			BY:	/S/  Scott W. Ryan
				------------------------------
				Scott W. Ryan


   $125,000			WARREN PALITZ
				------------------------------

			BY:	/S/  Warren Palitz
				------------------------------
				Warren Palitz